 EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Interactive Intelligence, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dr. Donald E. Brown, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully  complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained  in the  Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

/s/ Donald E. Brown, M.D
Donald E. Brown, M.D.
President and Chief Executive Officer
August 11, 2006